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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 17, 2004 relating to the financial statements which appear in Isolagen, Inc.'s Form 10-K/A for the year ended December 31, 2003. We also consent to the references to us under the heading "Experts" in such Registration Statement.

/s/ Pannell Kerr Forster of Texas, P.C.

Pannell Kerr Forster of Texas, P.C.
Houston, Texas

January 31, 2005

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM